Carillon Life Account was established as a separate account and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Subaccounts of this separate account currently invest in twelve designated portfolios of five series-type mutual funds as follows:

(1) Carillon Fund, Inc., a mutual fund consisting of five separate investment portfolios: Equity Portfolio, Bond Portfolio, Capital Portfolio, Micro-Cap Portfolio and S&P 500 Index Portfolio;
(2) the MFS Emerging Growth Series, MFS Growth With Income Series, MFS High Income Series of MFS Variable Insurance Trust;
(3) The Capital Growth Portfolio, International Portfolio and Money Market Portfolio of Scudder Variable Life Investment Fund;
(4) The American Century VP Capital Appreciation Portfolio of American Century Variable Portfolios, Inc.; and
(5) Templeton International Fund Class 2 of Templeton Variable Products Series Fund.

FOR THIS N-30D FILING FOR CARILLON LIFE ACCOUNT, PLEASE REFER TO
THE FOLLOWING EDGAR FILINGS:

Carillon Fund, Inc.
Accession #: 0000743773-99-000005
Date Filed: March 1, 1999

American Century Variable Portfolios, Inc.
Accession #: 0000814680-99-000002
Date Filed: February 23, 1999

Scudder Variable Life Investment Fund
Accession #: 0000088053-99-000208
Date Filed: February 16, 1999

Templeton Variable Products Series Fund
Accession #: 0000829959-99-000010
Date Filed: March 4,1999

MFS Growth With Income Series of MFS Variable Insurance Trust
Accession #: 0000950156-99-000157
Date Filed: March 1, 1999

MFS High Income Series of MFS Variable Insurance Trust
Accession #:  0000950156-99-000163
Date Filed: March 1, 1999

MFS Emerging Growth Series of MFS Variable Insurance Trust
Accession #:  0000950156-99-000154
Date Filed: March 1, 1999